UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2006

WORKSTREAM INC.
(Exact Name of Registrant as Specified in Charter)

CANADA	001-15503	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA	K2K-3G1
(Address of Principal Executive Offices)	(Zip Code)

(613) 270 0619

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On June 28, 2006, Workstream Inc. issued a press release announcing the time and date on which it will hold its fiscal 2006 fourth quarter and year-end conference call. Preliminary fiscal 2006 fourth quarter revenue balances were included in the press release. The full text of such press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued on June 28, 2006 by Workstream Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSTREAM INC.

Dated: June 28, 2006	By:	/s/ Michael Mullarkey
Name: Michael Mullarkey
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued on June 28, 2006 by Workstream Inc.